SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

            [X] Current Report Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

                                December 9, 1998
                                (Date of Report)

                         Commission file number: 0-28354

                                Great Lakes REIT

             (Exact name of Registrant as specified in its Charter)

                Maryland                          36-4238056
        (State or other jurisdiction    (I.R.S. Employer identification no.)
         of incorporation organization)

               823 Commerce  Drive,  Suite 300, Oak Brook, IL  60523
     (Address of principal executive offices)               (Zip Code)

                                (630) 368 - 2900
              (Registrant's telephone number, including area code)



Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes X No

Item 5.  Other Events.

Great Lakes REIT owns a limited partnership interest and the sole general partnership interest in Great Lakes REIT, L.P. (the "Operating Partnership") totaling more than 99% of the outstanding partnership interests of the Operating Partnership. Great Lakes REIT, its subsidiaries and the Operating Partnership are referred to herein collectively as the "Company".

On  December  1,  1998  the  Company  consummated  on  behalf  of the  Operating
Partnership, the borrower, a $75,000,000 laon transaction (the "Secured Loan") with AUSA Life Insurance Company, as lender, and AEGON USA Realty Advisors Inc., as agent, (collectively the "Lender") pursuant to which the Company granted a first mortgage lien on 13 Properties. The Properties subject to the first mortgage lien include Arlington Ridge, One Hawthorn Place, Woodcreek I, Woodcreek II, 3400 Dundee Road, 2 Marriott Drive, One Park Plaza, Lincoln Center II, Lincoln Center III, Park Place VII, Long Lake Crossing, 40 Oak Hollow and Oak Hollow Gateway. The Secured Loan bears interest at a fixed annual interest rate of 6.83%. The Secured Loan matures on January 1, 2009 and provides monthly payments of principal and interest based on a 20-year amortization schedule. All or a portion of the Secured Loan can be repaid at the Company's option at any time on December 1, 2000 subject to a prepayment premium.

A portion of the proceeds from the Company's borrowings under the Secured Loan (approximately $40,890,000) were used to repay the remaining interest and principal under the Unsecured Revolving Credit Agreement dated January 6, 1998 among the Company, and Bank of America National Trust and Savings Association, The First National Bank of Chicago, and Dresdner Bank AG, New York and Grand Cayman branches, which Unsecured Revolving Credit Agreement expires December 31, 1998. Proceeds of $29,110,000 were used to repay interest and a portion of the principal due under the Unsecured Revolving Credit Agreement dated April 6, 1998 among the Company and Bank of America National Trust and Savings Association, The First National Bank of Chicago, Dresdner Bank AG, New York and Grand Cayman branches, US Bank National Association, and LaSalle National Bank, which expires in April 2001 with the balance ($5,000,000) retained by the Company for working capital.


ITEM 7.

(c) Exhibits

The following exhibit is filed here with:

Exhibit        Description
10.1           Loan Agreement dated December 1, 1998 between the Company and
               AUSA Life Insurance Company, Inc., a New York life insurance company.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Great Lakes REIT
                                        (Registrant)

Date: December 9, 1998                  By:    /s/ Richard L. Rasley
                                        Richard L. Rasley, Secretary

Exhibit 10.1

AEGON Loan No. 87786

$75,000,000                                           December 1, 1998


                                 Loan Agreement

THIS AGREEMENT (the "Agreement") is made as of this 1st day of December, 1998, by and between AUSA Life Insurance Company, Inc., a New York life insurance company having an administrative office c/o AEGON USA Realty Advisors, Inc., 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-5223 and a home office in Purchase, New York ("Lender"), and Great Lakes REIT, L.P., a limited partnership organized under Delaware law (the "Borrower").

1.       RECITALS

          Under the terms of a commercial Mortgage Loan Application and Commitment dated August 14, 1998 (the "Commitment"), AEGON USA Realty Advisors, Inc. ("AEGON"), as agent for Lender, agreed to fund a loan in an original principal amount to be determined in accordance with procedures described in the Commitment (the "Loan"). The Loan is evidenced by a $75,000,000 promissory note (the "Note"), made by the Borrower and of even date herewith. The
          Note is secured by certain mortgages (the "Mortgages"), each encumbering certain of the parcels of land depicted on the site plans attached to the Commitment as Exhibits A-1 through A-13 (each, a "Parcel" and collectively, the "Real Property").
          Certain of the agreements of the Borrower and the Lender with respect to the Loan are personal to the Borrower and are not intended by the Borrower and the Lender to run with the land, which agreements the Borrower and the Lender wish to evidence in this Agreement.

2.       Agreement

         NOW THEREFORE, to evidence the agreements described in the Commitment, and in consideration of the sum of ten dollars ($10.00) and other valuable consideration, the receipt and sufficiency of which are acknowledged, the Borrower and the Lender hereby enter into this Agreement on the terms that follow. Capitalized terms used but not defined in this Agreement shall have the definitions given them in the Note, the Mortgages, and the other Loan Documents (as defined below).

3.       Definitions

         "Approved Lease Form" means the lease form or forms attached to this Agreement as Exhibit B.

                  "Business Day" means any day when state and federal banks are open for business in Cedar Rapids, Iowa.

         "Carveout Obligor" means Great Lakes REIT, a Maryland business trust.

                  "Indebtedness" means all sums that are owed or become due pursuant to the terms of the Note or of any other Loan Document, or pursuant to any other communications or writings by or between the Borrower and the Lender relating to the Loan, including scheduled principal payments, scheduled interest payments, default interest, late charges, prepayment premiums, accelerated or matured principal balances, advances, collection costs (including reasonable attorneys'
         fees), reasonable attorneys' fees and costs in enforcing or protecting the Note, the Mortgage, or any of the other Loan Documents in any bankruptcy proceeding, receivership costs and all other financial
         obligations   of  Borrower   incurred  in  connection   with  the  Loan
         transaction.

         "Loan Documents" means all of the documents evidencing the Loan and the agreements with respect to the Loan made by the Borrower and the Lender on the date hereof, including, without limitation:

o         this Agreement;

o         the Note;

o         the Mortgages;

o         the Absolute Assignments of Leases and Rents;

o         the Financing Statements;

o the Guarantee and Indemnity Agreement (Guaranty and Indemnity of Carveouts);

o         the Environmental Indemnity Agreement; and

o         the Borrower's Certificate.

                      "Loan Year" means each twelve-month period commencing on December 1, 1998, and on the first day of December of each of each subsequent year during which the Loan remains outstanding.


                  "Mortgages" means the mortgages granted by the Borrower in connection with the making of the Loan.


                  "Mortgage Taxes" means the mortgage recording, transfer or other taxes to be paid upon recordation of the Mortgages.


                  "Notice" means a notice given in accordance with the provisions of Subsection 10.3.

4.       Borrower's agreements; DEFAULT

         The Borrower agrees to borrow the proceeds of the Loan in accordance with the terms of this Agreement and the other Loan Documents, and to fully and timely perform all of its obligations under the Loan Documents. A "Default" shall exist under this Agreement upon the occurrence of a "Default" as defined in the Note or any other Loan Document.

5.       Conditional Waiver of Escrow Payment Requirement

         The Lender conditionally waives its right to collect Monthly Escrow Payments as described in the Mortgages. This waiver is personal to the Borrower and revocable (i) if the Borrower at any time fails to provide evidence of the timely payment of all Escrow Expenses (as defined in the Mortgages), or (ii) if a Default exists under this Agreement.

6.       Conversion Feature

         If the Borrower meets the conditions specified in Section 6.1 below (the "Conversion Conditions") during the term of the Loan, the Borrower shall have the right to prepay the Loan at par. In order to exercise this right, the Borrower must first offer the Lender the option of accepting a rated debt instrument or instruments (the "Rated Notes") as the prepayment. The Borrower shall be the issuer of the Rated Notes, which shall have the same maturity date as the Loan and be guaranteed by the Carveout Obligor and which must meet the requirements specified in Section 6.2 below (the "Rated Note Requirements").

   6.1      Conversion Conditions.  The following are the Conversion Conditions:

(a) No more than sixty days prior to the Borrower's written notice to Lender of its intent to exercise its rights under this Section 6, two rating agencies from among Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Fitch Investors Service, Inc., and Duff & Phelps Credit Rating Co. must have rated the unsecured debt of the Carveout Obligor as investment grade. One of the ratings must be from either Moody's or S&P.

(b) No earlier than sixty days prior to the Borrower's written notice to Lender of its intent to exercise its rights under this Section 6, the National Association of Insurance Commissioners must have rated the unsecured debt of the Carveout Obligor NAIC-2 or higher.

(c) The Carveout Obligor must be a reporting company under the Securities Exchange Act of 1934, as amended, pursuant to an effective registration statement on Form 10 (or any successor form).

(d)      The Rated Notes must meet the Rated Note Requirements.

(e)      No Default shall exist under the terms of the Loan Documents.

(f) The Borrower must have delivered its notice of its intent to exercise its rights under this Section 6 during the third, fourth or fifth Loan Year.


     6.2  Procedure.  If the Borrower  decides to exercise its rights under this
Section 6, it shall provide written notice of its election to the Lender, certifying that it has met the Conversion Conditions (subject to finalization of documentation meeting the Rated Note Requirements) and that it desires to prepay the Loan through delivery of the Rated Notes in the amount of the principal balance of the Loan, and providing such materials as the Lender shall reasonably require evidencing compliance with the Conversion Conditions. In addition, the Borrower shall provide all information as the Lender shall require in order to permit the Lender to complete an internal rating of the Rated Notes and compliance by Borrower and the Carveout Obligor with the Conversion Conditions. Within sixty days of the notice and the receipt of all requested materials, the parties will finalize the documentation for the Rated Notes, and Lender shall give the Borrower notice of its decision either to accept the Rated Notes in prepayment of the Loan or to decline to accept the Rated Notes. If the Lender decides to accept the Rated Notes as prepayment of the Loan, or arranges (in its sole discretion) for the sale of the Rated Notes to another investor in a transaction in which the escrowed purchase price of the Rated Notes is applied in prepayment of the Loan at par, the Lender shall release the Real Property from the liens of the Mortgages and the other applicable Loan Documents upon delivery of the Rated Notes. If the Lender declines to accept the Rated Notes or to arrange such a transaction, notwithstanding that all Conversion Conditions have been met, the Borrower may prepay the Loan in cash at par (receiving a credit for the refund of the Origination Fee, as defined in the Commitment) at any time during the sixty-day period following notice by Lender that it has declined to accept the Rated Notes.

     6.3 The Rated Note Requirements. The Rated Notes and related documentation shall be in accordance with Model Form No. 2 of Note Purchase Agreement promulgated by the Private Placement Enhancement Project. The documentation evidencing the Rated `Notes shall impose on Borrower and Carveout Obligor, as applicable, affirmative and negative covenants that are standard and customary for debt instruments issued or guaranteed by an investment grade REIT, shall include reasonable and customary call protection provisions, and shall otherwise be satisfactory to Lender at the time of delivery of the Rated Notes, including, without limitation:

(a) A requirement that the Carveout Obligor maintain minimum consolidated tangible net worth of no less than 80% of the Carveout Obligor's consolidated tangible net worth as of the end of the quarter most nearly preceding the closing of the conversion, plus 50% of the net proceeds of any subsequent equity offering.

(b) A limit on the incurrence of debt by the Carveout Obligor to 50% of consolidated adjusted capitalization, calculated as the book value of the Carveout Obligor's consolidated tangible net worth plus debt and accumulated depreciation.

(c) A minimum consolidated debt service coverage ratio of EBITDA to interest, of 2.0 to 1.0.

(d) A maximum priority debt ratio of secured debt to consolidated adjusted capitalization not to exceed 35%.

(e) A requirement that total unencumbered tangible assets (at undepreciated book value) be at least 1.75 times unsecured debt.

(f)      Maintenance of existence and conduct of business.

(g)      Maintenance of satisfactory insurance.

(h)      Maintenance of same line of business.

(i)      Maintenance of proper books and records.

(j)      Payment of all taxes,  except  where being  contested  in good faith by
         appropriate   proceedings   and  subject  to  maintenance  of  adequate
         reserves.

(k) Compliance with all laws and regulations, including environmental and employee benefit laws, except where the failure to comply would not have a material adverse effect.

(l) Maintenance of the ratings obtained in satisfaction of the Conversion Conditions specified in Section 6.1(a).

(m)      Delivery of financial statements and compliance reports.

(n) Restrictions on transactions with affiliates, except on an arm's-length basis.

(o) Restriction against incurring or permitting liens on properties of the Carveout Obligor (with customary exceptions).

(p) Restrictions on guarantees, accommodation obligations, or investments in or advances to other companies or persons.

(q) Restrictions on dividend payments, loans and advances, subject to the rules of the Internal Revenue Service regarding real estate investment trusts.

(r)      Prohibition of mergers, acquisitions, divestitures and sales of assets.

(s)      Limitation on change in control.

(t) A requirement that the Borrower pay the reasonable cost of Lender's outside counsel for all reasonable and necessary legal work required in connection with the conversion.

(u) A requirement that the Lender shall have received a privity letter from the Borrower's accountants.

(v) A requirement that the Lender and any qualified institutional buyer designated by the Lender shall have received such financial and other information as the Lender may reasonably determine to be necessary in order to permit compliance with the information requirements of Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") (or any other applicable exemption from registration under the Securities Act similar in effect to Rule 144A) in connection with the resale of Rated Notes, except at such times as the Borrower is subject to the reporting requirements of
     Section 13 or 15(d) of the Exchange Act. For the purpose of this Section 6.3(v) the term "qualified institutional buyer" shall have the meaning specified in Rule 144A under the Securities Act.

(w)      Standard lender indemnification provisions.

(x) A requirement that, upon conversion, the interest rate be the greater of the "Note Rate" (as defined in the Promissory Note) or 50 basis points over comparably rated publicly traded debt of like maturity for office building REITs on a semi-annual bond equivalent yield basis.

(y) A requirement that disputes be resolved through a reasonable and customary alternative dispute resolution mechanism as specified in
         Section 6.4 below.


         6.4 Alternate Dispute Resolution. The parties agree to seek resolution of any dispute concerning satisfaction of the Conversion Conditions or the Rated Note Requirements or the exercise by the Borrower of the conversion right set forth in this Section 6, including without limitation any tort claim ("Issue"), by the use of Alternative Dispute Resolution ("ADR") methods of mediation or arbitration to the extent described as follows:

(a) Upon notice ("Negotiation Notice") by either party to the other seeking a negotiation with respect to any Issue, the parties agree to promptly meet in a good faith effort to negotiate in order to seek a mutually acceptable resolution of the Issue.

(b) If any Issue between the parties is not resolved by negotiation within twenty days of the delivery of the Negotiation Notice, either party may initiate an effort by the parties to resolve the Issue through mediation under the Commercial Mediation Rules of the American Arbitration Association ("AAA"). Mediation shall occur in the City of Chicago, Illinois. The mediator shall be a member of the American College of Investment Counsel actively engaged in representing issuers or purchasers in connection with institutional private placements.

(c) The parties agree to enter mediation in a good faith effort to resolve the Issue. Any party or the mediator shall have the unfettered right to terminate the mediation proceeding any time after the first session of the mediation effort.

(d) If the parties settle their dispute in the mediation, they agree that they shall promptly reduce the terms of their settlement to a writing with the aid of the mediator.

     (e) At any time after the first mediation hearing, the mediation may be terminated at the will of either party, and the parties agree to proceed to arbitration before a panel of three neutral arbitrators designated and acting under the Commercial Arbitration Rules of the AAA. The arbitration shall occur in the City of Chicago, Illinois. Each arbitrator shall be a member of the American College of Investment Counsel actively engaged in representing issuers or purchasers in connection with institutional private placements. The award or decision of the arbitrators shall upon application of either party, on notice to the other party, be entered as a final and conclusive judgment in any state or federal court with jurisdiction.

(f) The parties agree that the cost of mediation and arbitration, including the fees of the mediator and the arbitration panel shall be shared equally by the parties.

(g) The arbitrators shall render their award without written opinion within sixty days after the Issue is referred to the arbitrators.

(h) Notwithstanding the parties' agreement to mediate and arbitrate their disputes as provided in this Agreement, any party may seek emergency relief or provisional remedies in court without waiving the right or obligation thereafter to mediate or arbitrate the merits of the dispute. Any statutes of limitations or doctrines of estoppel, waiver, laches or similar statutes or doctrines, which would otherwise be applicable in a judicial action brought by a party, shall be applicable in any arbitration proceeding hereunder.

(i) Neither party nor the arbitrators may make any disclosure of the existence or the results of the negotiation, mediation or arbitration hearing hereunder without the prior written consent of the other parties. The parties expressly agree that all discussions and proceedings in any negotiation, mediation or other non-binding ADR procedure shall not be admissible at an arbitration hearing or in any litigation which may ensue with respect to the Issue, nor shall any neutral advisor or mediator be subject to subpoena to disclose or testify to any communication between such neutral advisor or mediator and any party in interest to any issue.

7.       PERMITTED TRANSFER

7.1      TRANSFER TO AN APPROVED PURCHASER

                  Notwithstanding the provisions of those Sections of the Mortgages headed "Due on Transfer or Encumbrance," the Borrower shall have the right, on one occasion during the term of the Loan, to sell or transfer the Real Property (in its entirety only) in a transaction approved by Lender. Lender agrees to approve a transfer if the following conditions are satisfied:

(a)      No Default

         No Default shall exist, and no act, omission or circumstance shall exist which, if uncured following
         Notice and the passage of time, would become a Default.

(b)      Request and Supporting Materials

         Lender shall receive a written request for its approval at least forty-five (45) days before the proposed transfer. The request shall specify the identity of the proposed transferee and the terms of the transaction, and shall be accompanied by the financial statements, tax returns, and organizational documents of the proposed transferee and its principals.

(c)      Criteria to be Considered


         The ownership structure, financial strength, credit history and demonstrated property management expertise of the proposed transferee and its principals shall be satisfactory to Lender in its sole discretion. Lender expressly reserves the right to withhold its approval of the proposed transfer if the proposed transferee or any of its principals is or has been the subject of any bankruptcy, insolvency, or similar proceeding.

(d)      Assumption Agreement

         Under the terms of the proposed transfer, the proposed transferee shall assume the Loan, without modification, under the terms of an assumption agreement and additional documentation satisfactory to Lender in form and substance.

(e)      Title Insurance Endorsement

         The Borrower shall agree to provide endorsements to Lender's mortgagee title insurance policies, insuring the continued validity and priority of the Mortgages following the assumption.

(f)      Assumption Fee

         Lender shall receive an assumption fee of 1% of the outstanding balance of the Loan, and Borrower shall agree to reimburse Lender's reasonable out-of-pocket expenses incurred in connection with the proposed transfer, including title, recording, and attorneys' fees, regardless of whether the transfer is consummated.

(g)      Carveout Obligations

         Under the terms of the assumption agreement and additional documentation, liability for Carveout Obligations arising after the date of the transfer and assumption shall be assumed by the transferee or other persons or entities satisfactory to the Lender, and liability for the Carveout Obligations arising before or in connection with the transfer shall be retained by those liable for them before the transfer.

7.2      TRANSACTION COSTS

         The Borrower shall pay all reasonable out-of-pocket expenses incurred by the Lender in the review, approval and processing of a Permitted Transfer.

8.       Release and Substitution of Collateral

         If the Borrower desires to secure the release of any Parcel from the lien of the related Mortgage in order to sell the Parcel in an arm's length transaction, it may do so provided the Loan is not in Default and another commercial real property satisfactory to Lender is substituted for the released Parcel as collateral for the Loan. The substitute parcel must be at least equal in market value to the Parcel, as determined by appraisal and review of both parcels market values using the procedure for appraisal completed at the time of origination. The Lender may consider any other factor reasonably related to the quality of the proposed substitute property as collateral, including, market value, cash flow, projected capital requirements, tenant quality, location, condition of title, quality and expected life of the improvements, and the environmental condition of the property. The closing of the substitution of the collateral shall be carried out in accordance with AEGON's then-current mortgage loan origination practices, however, AEGON shall collect (as compensation for its underwriting and closing efforts) a fee of one percent of the original value of the related Parcel (as determined by the appraisal completed at the time of origination).
9.       Election of Remedies


         If a Default exists under this Agreement, the Lender may exercise its remedies under all Loan Documents securing this Agreement in whatever order the Lender deems appropriate for the protection of its economic interests. The Lender's election of the priority for the exercise of such remedies shall be made at its sole and absolute discretion.

10.      Miscellaneous

10.1     APPLICABLE LAW


                  This Agreement shall be interpreted, construed, applied, and enforced according to, and will be governed by, the laws of the State of Illinois, without regard to any choice of law principles which, but for this provision, would require the application of the law of another jurisdiction and regardless of where executed or delivered, where payable or paid, where any cause of action accrues in connection with this transaction, where any action or other proceeding involving this Agreement is instituted or pending, or whether the laws of the State of Illinois otherwise would apply the laws of another jurisdiction. Borrower agrees that the sole and exclusive forum for the determination of any action relating to the validity and enforceability of the Note, this Agreement shall be either in an appropriate court of the State of Illinois or the applicable United States District Court.

10.2     RELEASE OF CLAIMS

                  Borrower  hereby  RELEASES,  DISCHARGES  and  ACQUITS  forever
                  Lender and its officers, directors, trustees, agents, employees and counsel (in each case, past, present or future) from any and all Claims existing as of the date hereof (or the date of actual execution hereof by Borrower, if later). As used herein, the term "Claim" shall mean any and all liabilities, claims, defenses, demands, actions, causes of action, judgments, deficiencies, interest, liens, costs or expenses (including court costs, penalties, attorneys' fees and disbursements, and amounts paid in settlement) of any kind and character whatsoever, including claims for usury, breach of contract, breach of commitment, negligent misrepresentation or failure to act in good faith, in each case whether now known or unknown, suspected or unsuspected, asserted or unasserted or primary or contingent, and whether arising out of written documents, unwritten undertakings, course of conduct, tort, violations of laws or regulations or otherwise.

10.3     NOTICES

                  In order for any demand, consent, approval or other communication to be effective under the terms of this Agreement, "Notice" must be provided under the terms of this Subsection. All Notices must be in writing. Notices may be (a) delivered by hand, (b) transmitted by telecopy (with a duplicate copy sent by first class mail, postage prepaid), (c) sent by certified or registered mail, postage prepaid, return receipt requested, or (d) sent by reputable overnight courier service, delivery charges prepaid. Notices shall be addressed as set forth below:



                  If to Lender:

                  AUSA Life Insurance Company, Inc.
                  AEGON USA Realty Advisors, Inc.
                  4333 Edgewood Road, N.E.
                  Cedar Rapids, Iowa 52499-5443
                  Attn:  Mortgage Loan Department
                  Telecopy Number: (319) 369-2277
                                     Reference:  Loan #87786

                  If to the Borrower:

                  c/o Great Lakes REIT, L.P.
                  823 Commerce Drive
                  Oak Brook, Illinois 60523
                                     Attn:  Chief Finaicial Officer
                  Telecopy Number: (630) 368-2929

                  Notices delivered by hand or by overnight courier shall be deemed given when actually received or when refused by their intended recipient. Telecopied Notices will be deemed delivered when a legible copy has been received (provided receipt has been verified by telephone confirmation or one of the other permitted means of giving Notices under this Subsection). Mailed Notices shall be deemed received three days after mailing. Either Lender or Borrower may change its address for Notice by giving at least fifteen Business Days' prior Notice of such change to the other party.

10.4     NO PARTNERSHIP

                  Nothing contained in the Loan Documents is intended to create any partnership, joint venture or association between Borrower and Lender, or in any way make Lender a co-principal with Borrower with reference to the Property.

10.5     SUCCESSORS AND ASSIGNS

                  The terms, covenants, conditions and warranties contained herein and the powers granted hereby shall run with the land, shall inure to the benefit of and bind the parties hereto and their respective heirs, executors, administrators, successors and assigns, and all tenants, sub-tenants and assigns of same, and all occupants and subsequent owners of the Real Property.

10.6     SEVERABILITY

                  In the event that any one or more of the provisions of this Agreement shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part, or in any respect, or in the event that any one or more of the provisions of this Agreement shall operate, or would prospectively operate, to invalidate this Agreement, then, and in any such event, such provision or provisions only shall be deemed to be null and void and of no force or effect, and shall not affect any other provision of this Agreement which other provisions shall remain operative and in full force and effect and shall in no way be affected, prejudiced or disturbed thereby.

10.7     AMENDMENT

                  This Agreement may be amended, revised, waived, discharged, released or terminated only by a written instrument or instruments executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted. Any alleged amendment, revision, waiver, discharge, release or termination that is not so documented shall be null and void.

10.8     SOLE BENEFIT

                  This Agreement and the other Loan Documents have been executed for the sole benefit of Borrower and Lender and the successors and assigns of Lender. No other party shall have rights thereunder or be entitled to assume that the parties thereto will insist upon strict performance of their mutual obligations hereunder, any of which may be waived from time to time. Borrower shall have no right to assign any of its rights under the Loan Documents to any party whatsoever except as set forth in this Agreement and the Loan Documents.

10.9     INTERPRETATION

(a)      Headings and General Application

         The section, subsection, paragraph and subparagraph headings of this Agreement are provided for convenience of reference only and shall in no way affect, modify or define, or be used in construing, the text of the sections, subsections, paragraphs or subparagraphs. If the text requires, words used in the singular shall be read as including the plural, and pronouns of any gender shall include all genders.

(b)      Sole Discretion

         The Lender may take any action or decide any matter under the terms of this Agreement or of any other Loan Document (including any consent, approval, acceptance, option, election or authorization) in its sole and absolute discretion, for any reason or for no reason, unless the related Loan Document contains specific language to the contrary. Any approval or consent which the Lender might withhold may be conditioned in any way.

(c)      Result of Negotiations

         This Agreement results from negotiations between Borrower and Lender and from their mutual efforts.
         Therefore, it shall be so construed, and not as though it had been prepared solely by Lender.

(d)      Reference to Particulars

         The scope of a general statement made in this Agreement or in any other Loan Document shall not be construed as having been reduced through the inclusion of references to particular items that would be included within the statement's scope. Therefore, unless the relevant provision of a Loan Document contains specific language to the contrary, the term "include" shall mean "include, but shall not be limited to" and the term "including" shall mean "including, without limitation."

10.10    COUNTERPARTS

                  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same agreement.

                                     IN WITNESS WHEREOF, the Borrower and the
         Lender have made and delivered this Agreement as of this ____ day of December, 1998.


AUSA Life Insurance Company, Inc.
a New York life insurance company



By:    /s/ Thomas L. Nordstrom
       Name: Thomas L. Nordstrom
       Title: Vice-President






GREAT LAKES REIT, L.P.,
a Delaware limited partnership

By   Great Lakes REIT,
        a Maryland business trust,
        its General Partner

By     /s/ James Hicks                                     [SEAL]
       James Hicks
       Treasurer